                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-61494 and 333-64858) and Form S-8 (Nos. 333-33122, 333-44598, 333-64637 and 333-86303) of Level 8 Systems, Inc. of our
report dated February 18, 2000 relating to the financial statements for the year ended December 31, 1999, which appears in this Form 10-K/A (Amendment No. 1).

PricewaterhouseCoopers LLP
McLean, Virginia
April 29, 2002